                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                ---------------

                                   FORM 8-K/A



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): June 16, 1997 (April 1, 1997)
                                                 ------------------------------

                             SFX BROADCASTING, INC.
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



          Delaware                    0-22486                    13-3649750
----------------------------   ---------------------           -------------
(State or Other Jurisdiction   (Commission File No.)           (IRS Employer
      of Incorporation)                                     Identification No.)

150 East 58th Street, 19th Floor, New York, New York               10155
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (212) 407-9191
                                                   ----------------------------

                                      N/A
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(Former name or former address, if changed since last report)

         This Form 8-K/A amends the Forms 8-K of SFX Broadcasting, Inc. (the "Company") filed on April 15, 1997 and June 16, 1997.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         (a)  Financial Statements of Businesses Acquired

         The following financial information relating to the Secret Stations:
Indianapolis and Pittsburgh is incorporated herein by reference to the Form 8-K filed by the Company with the Securities and Exchange Commission on January 21, 1997:

              Report of Independent Public Accountants

              Combined Balance Sheet as of June 30, 1996

              Combined Statements of Operations for the year ended June 30, 1996

              Combined Statements of Cash Flows for the year ended June 30, 1996

              Notes to Combined Financial Statements

         The following financial information relating to the Secret Stations:
Indianapolis and Pittsburgh is filed herewith as Annex A, which is incorporated herein by reference:

              Condensed Combined Balance Sheet as of March 31, 1997 (unaudited)

              Condensed Combined Statement of Operations for the nine months ended March 31, 1997 (unaudited)

              Condensed Combined Statement of Cash Flows for the nine months ended March 31, 1997 (unaudited)

              Note to Unaudited Condensed Combined Financial Statements

         (b)  Pro Forma Financial Information

         The pro forma financial statements filed herewith as Annex B, which give effect to the acquisition by the Company of the Secret Stations:
Indianapolis and Pittsburgh from Secret Communications Limited Partnership, are incorporated herein by reference.

         (c)  Exhibits

         23.1 Consent of Arthur Andersen LLP.

                                                                        ANNEX A

                THE SECRET STATIONS: INDIANAPOLIS AND PITTSBURGH
                        CONDENSED COMBINED BALANCE SHEET
                              AS OF MARCH 31, 1997
                                  (UNAUDITED)



                                     ASSETS
                                     ------
CURRENT ASSETS:
  Cash and cash equivalents                                       $    527,990
  Accounts receivable (net of allowance for
    doubtful accounts of $393,004)                                   5,718,553
  Trade receivables                                                    251,869
  Prepaid expenses and other assets                                    379,190
                                                                  ------------
    Total current assets                                             6,877,602
                                                                  ------------

PROPERTY AND EQUIPMENT, net                                          4,323,929

INTANGIBLE ASSETS, net                                              40,208,003

OTHER ASSETS                                                           192,813
                                                                  ------------
TOTAL ASSETS                                                      $ 51,602,347
                                                                  ============

                       LIABILITIES AND PARTNERS' CAPITAL
                       ---------------------------------

CURRENT LIABILITIES:
  Accounts payable and accrued expenses                           $  2,478,095
  Trade payables                                                       171,501
  Interest payable                                                      34,941
  Current maturities of long-term debt                               2,559,803
                                                                  ------------
    Total current liabilities                                        5,244,340
                                                                  ------------

LONG-TERM DEBT, less current maturities                             29,329,840

COMMITMENTS AND CONTINGENCIES

PARTNERS' CAPITAL AND STATION EQUITY:
  Balance, beginning of period                                      13,329,270
  Net amounts transferred to central office                        (10,242,895)
  Contributed capital                                               11,713,580
  Net income for the period                                          2,228,212
                                                                  ------------
  Balance, end of quarter                                           17,028,167
                                                                  ------------
TOTAL LIABILITIES AND PARTNERS' CAPITAL                           $ 51,602,347
                                                                  ============

 The accompanying note to unaudited condensed combined financial statements is an integral part of this balance sheet.

                THE SECRET STATIONS: INDIANAPOLIS AND PITTSBURGH
                   CONDENSED COMBINED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED MARCH 31, 1997
                                  (UNAUDITED)



GROSS REVENUES                                                    $ 27,086,253
  Less:  agency commissions                                          3,271,844
                                                                  ------------
           Net revenues                                             23,814,409
                                                                  ------------
OPERATING EXPENSES:
  Station operating expenses excluding
    depreciation and amortization                                   14,625,992
  Depreciation and amortization                                      2,798,242
  Central office general and administrative                          2,339,406
                                                                  ------------
           Operating expenses                                       19,763,640
                                                                  ------------

OPERATING INCOME                                                     4,050,769

NONOPERATING EXPENSE:
  Interest expense                                                   1,822,557
                                                                  ------------
           Non operating expense                                     1,822,557
                                                                  ------------
NET INCOME                                                        $  2,228,212
                                                                  ============

 The accompanying note to unaudited condensed combined financial statements is an integral part of this statement.

                THE SECRET STATIONS: INDIANAPOLIS AND PITTSBURGH
                   CONDENSED COMBINED STATEMENT OF CASH FLOWS
                    FOR THE NINE MONTHS ENDED MARCH 31,1997
                                  (UNAUDITED)



CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income                                                      $  2,228,212
  Adjustments to reconcile net income to net
    cash provided by operating activities:
      Loss on sale of equipment                                          2,108
      Depreciation and amortization                                  2,798,242
      Changes in assets and liabilities:
        Decrease in receivables, net                                 1,232,556
        Decrease in prepaid expenses and other assets                   72,428
        Increase in payables and accrued expenses                      299,478
        (Decrease) in interest payable                                (201,955)
                                                                  ------------
          Net cash provided by operating activities                  6,431,069
                                                                  ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
      Proceeds from sale of equipment                                    4,500
      Cost to acquire license                                          (36,808)
      Capital expenditures                                            (229,829)
                                                                  ------------
          Net cash (used in) investing activities                     (262,137)
                                                                  ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Net change in amounts transferred to central office          (10,242,895)
      Net borrowings of long-term debt                              (7,500,000)
      Capital contributions                                         11,713,580
                                                                  ------------
          Net cash (used in) financing activities                   (6,029,315)
                                                                  ------------
NET INCREASE IN CASH AND CASH EQUIVALENTS                              139,617

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                       388,373
                                                                  ------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                        $    527,990
                                                                  ============

 The accompanying note to unaudited condensed combined financial statements is an integral part of this statement.

NOTE TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS


Note 1:  Basic of Presentation

     The accompanying unaudited condensed combined financial statements for The Secret Stations: WFBQ-FM/WRZX-FM/WNDE-AM, Indianapolis, Indiana and WDVE-FM/WXDX-FM, Pittsburgh, Pennsylvania have been prepared in accordance with generally accepted accounting practices for interim periods. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. It is suggested that these condensed combined financial statements be read in conjunction with the financial statements and notes thereto incorporated by reference elsewhere in this document.

     In the opinion of management, the unaudited condensed combined financial statements reflect all adjustments consisting of normal recurring adjustments necessary to present fairly the combined financial position of The Secret Stations as of March 31, 1997, and the condensed combined results of operations and cash flows for all periods presented.

                                                                        ANNEX B

               UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
                             SFX BROADCASTING, INC.


The following financial statements and notes thereto contain forward-looking statements that involve risks and uncertainties. The actual results of the Company may differ materially from those discussed herein. Factors that could cause or contribute to such differences include, but are not limited to, risks and uncertainties relating to the ability of the Company to achieve revenue of stations owned or to be acquired, the need for additional financing, integration of the Secret Communications stations, and management of growth. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

In the opinion of management, all adjustments necessary to fairly present this pro forma information have been made. The Unaudited Pro Forma Condensed Combined Financial Statements are based upon, and should be read in conjunction with, the historical financial statements and the respective notes to such financial statements of the Company previously filed and the historical condensed combined financial statements and the respective notes to such financial statements of Secret Communications Stations: Indianapolis and Pittsburgh (the "Secret Communications Acquisition") included herein. The pro forma information does not purport to be indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative of the Company's future results if the aforementioned transaction was completed. The Company cannot predict whether the combination of the Secret Communications Acquisition will conform to the assumptions used in the presentation of the Unaudited Pro Forma Condensed Combined Financial Statements.

The Unaudited Pro Forma Condensed Combined Balance Sheet at March 31, 1997 is presented as if the Company had completed the Secret Communications Acquisition as of March 31, 1997.

The Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 1996 and the three months ended March 31, 1997 are presented as if the Company had completed the Secret Communications Acquisition as of January 1, 1996.

              Pro Forma Condensed Combined Statement of Operations
                             SFX Broadcasting, Inc.
                   For the Three Months Ended March 31, 1997
                        (in thousands except share data)

                                                  SFX
                                             Broadcasting,     Secret
                                                Inc. As         Comm.       Pro Forma
                                               Reported      Acquisition   Adjustments   Pro Forma

Net broadcast revenues                         $   44,991       $6,978                  $   51,969
Station and other operating expenses               29,916        4,729                      34,645
Concert and related revenue, net                       51           --                          51
Depreciation, amortization and acquisition
 related costs                                      8,145          891        $ 810 (a)      9,846
Corporate expenses                                  2,049           --                       2,049
---------------------------------------------------------------------------------------------------
Operating income                                    4,932        1,358         (810)         5,480
Interest expense, including amortization of
 deferred financing costs                          12,815           --          524 (b)     13,339
Other expense (income)                             (1,680)          77          (77)(c)     (1,680)
Income tax expense (benefit)                          285           --                         285
---------------------------------------------------------------------------------------------------
Net income (loss)                                  (6,488)       1,281       (1,257)        (6,464)
Preferred stock dividend requirement                7,952           --        4,735 (d)     12,687
---------------------------------------------------------------------------------------------------
Net loss applicable to common shares           $  (14,440)      $1,281      $(5,992)    $  (19,151)
===================================================================================================
Net loss per common share                      $    (1.58)                              $    (2.09)
                                              ============                              ===========
Average common shares outstanding               9,161,433                                9,161,433


              Pro Forma Condensed Combined Statement of Operations
                             SFX Broadcasting, Inc.
                     For the Year Ended December 31, 1996
                       (in thousands except share data)

                                                  SFX
                                             BROADCASTING,     SECRET
                                                INC. AS         COMM.       PRO FORMA
                                               REPORTED      ACQUISITION   ADJUSTMENTS   PRO FORMA

Net broadcast revenues                         $  143,061       $31,835                  $  174,896
Station and other operating expenses               92,816        19,251                     112,067
Concert and related revenue, net                       --            --                          --
Depreciation, amortization and acquisition
 related costs                                     17,311         3,970       $ 3,239 (a)    24,520
Corporate expenses                                  6,313            --                       6,313
Other                                              28,994             2                      28,996
---------------------------------------------------------------------------------------------------
Operating income                                   (2,373)        8,612        (3,239)        3,000
Interest expense, including amortization of
 deferred financing costs                          34,897            --        11,123 (b)    46,020
Other expense (income)                             (2,117)        1,175        (1,175)(c)    (2,117)
Income tax expense (benefit)                          480            --                         480
---------------------------------------------------------------------------------------------------
Net income (loss)                                 (35,633)        7,437       (13,187)      (41,383)
Preferred stock dividend requirement                6,061            --        28,406 (d)    34,467
---------------------------------------------------------------------------------------------------
Net loss applicable to common shares           $  (41,694)      $ 7,437      $(41,593)   $  (75,850)
===================================================================================================
Net loss per common share                      $    (4.57)                               $    (8.31)
                                              ============                               ==========
Average common shares outstanding               9,127,985                                 9,127,985


                   Pro Forma Condensed Combined Balance Sheet
                             SFX Broadcasting, Inc.
                                 March 31, 1997
                                 (in thousands)

                                                 SFX           SECRET
                                            BROADCASTING,       COMM.       PRO FORMA
                                           INC. AS REPORTED  ACQUISITION   ADJUSTMENTS    PRO FORMA
ASSETS

Current assets                                $  170,052       $ 6,878      $ 134,053 (e) $   59,105
                                                                               (6,878)(f)
                                                                             (245,000)(f)
Property and equipment, net                       89,398         4,324                        93,722
Intangible assets, net                           765,597        40,208        210,275 (f)  1,016,315
                                                                                  235 (g)
Other assets                                      55,075           193           (235)(g)     45,033
                                                                              (10,000)(f)
----------------------------------------------------------------------------------------------------
Total assets                                  $1,080,122       $51,603      $  82,450     $1,214,175
====================================================================================================

LIABILITIES AND
 STOCKHOLDERS' EQUITY

Current liabilities                           $   56,131       $ 2,685      $  (2,685)(f) $   56,131
Other liabilities                                 15,653                                      15,653
Long-term debt (including current portion):
 Credit Agreement                                     --                      134,053 (e)    134,053
 Note Offering                                   450,000                                     450,000
 Acquired company debt                                          31,890        (31,890)(f)         --
Other debt                                         1,080                                       1,080
Deferred taxes                                   102,254                                     102,254
Redeemable preferred stock
 Series B Notes                                      943                                         943
 Series C Preferred Stock                             10                                          10
 Series D Preferred Stock                        141,402                                     141,402
 Series E Preferred Stock                        225,000                                     225,000
Stockholder's equity                              87,649        17,028        (17,028)(f)     87,649
----------------------------------------------------------------------------------------------------
Total liabilities and stockholders'
 equity                                       $1,080,122       $51,603      $  82,450     $1,214,175
====================================================================================================

           NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS
                             SFX BROADCASTING, INC.


a. Reflects increase in amortization of intangible assets resulting from purchase price allocations and the change in amortization period of $810,000 and $3,239,000 for the three months ended March 31, 1997 and the year ended December 31, 1996, respectively.

b. To reflect interest expense of $524,000 and $11,123,000 relating to the borrowings from the Company's credit agreement at 8.25% for the three months ended March 31, 1997 and the year ended December 31, 1996, respectively.

c. Elimination of LMA fees paid by Secret Communications for WDSY and WJJJ.

d.   To record the  incremental  Series E Preferred Stock dividends at 12
     5/8%.

e. For the purpose of the pro forma condensed combined financial statements, the Company has assumed additional borrowings of $134,053,000 under its existing credit agreement.

f. To reflect the Secret Communications Acquisition for $245,000,000 in cash, the utilization of a $10,000,000 deposit paid in 1996 and the related excess of the purchase price paid over the net book value of the assets carried on the adjusted balance sheet of $210,275,000 based upon a preliminary purchase price allocation and the adjustments to remove $6,878,000 of current assets, $2,685,000 of current liabilities, $31,890,000 of other debt and $17,028,000 of partners' capital and station equity not acquired from Secret Communications.

g. To reflect additional acquisition costs related to the Secret Communications Acquisition which were incurred prior to March 31, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                            SFX BROADCASTING, INC.


                                            By: /s/ Thomas P. Benson
                                               --------------------------------
                                               Name:   Thomas P. Benson
                                               Title:  Vice President and Chief
                                                       Financial Officer

Date: June 16, 1997